UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 1, 2005

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of		(I.R.S. Employer
incorporation)	(Commission File Number)	Identification Number)

157-159 Rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)

(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 3.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On April 1, 2005, the Chairman of the Board of Directors of Business Objects S.A. (the “Company”), approved an amendment and restatement to adopt changes to Article 6 of the Company’s Bylaws (the “Amended Bylaws”). The Amended Bylaws became effective April 1, 2005. The Amended Bylaws increase the stated share capital of the Company to €9,622,926.10 from a stated share capital of €9,592,176.60. This increase is a result of the issuance of shares pursuant to the Company’s 1995 International Employee Stock Purchase Plan and the French Employee Savings Plan (Plan d’Epargne d’Entreprise).

     A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Business Objects S.A, as amended April 1, 2005
(English translation)

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2005

BUSINESS OBJECTS S.A.

By: /s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group
Vice President

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Business Objects S.A, as amended April 1, 2005
(English translation)

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